SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ] Check the appropriate box:

[    ]   Preliminary Proxy Statement
[    ]   Confidential for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

 ...................................................Alleghany Funds.............
                              (Name of Registrant as Specified In Its Articles)

 ................................................Gerald F. Dillenburg..........
                                     (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

Dear Fellow Shareholder:

Enclosed for your review is a joint proxy statement that describes the proposals that will be submitted to shareholders at a special shareholder meeting. Because many of you own shares of more than one Alleghany Fund, a joint proxy statement is being sent to you to reduce the preparation, printing, handling and postage expenses that would be incurred if we sent out separate proxy statements for each Fund.

Proposal One asks that you elect four additional members to the Board of Trustees. The pages following Proposal One provide a brief description of each nominee's background and current status, if any, with Alleghany Funds.

Proposal Two asks that you approve changes to each Fund's investment objective. The proposed changes are intended to clarify the investment objectives by removing the reference to certain strategies within each Fund's investment objective. The table following Proposal Two illustrates the current and proposed investment objectives.

For those of you in the Alleghany/Chicago Trust Funds (a list of which is in the proxy statement), Proposal Three asks that you approve investment advisory agreements between The Chicago Trust Company and Alleghany Funds. This approval is required to eliminate a guaranty agreement that is in place with a former related entity and is no longer needed or appropriate. A complete description of this proposal is presented in the proxy statement.

The Board of Trustees recommends that you vote "FOR" each of these Proposals.

YOUR VOTE IS IMPORTANT! Please review the attached proxy statement carefully. Enclosed is a separate proxy card for each Fund in which you are invested. We ask that you complete, sign, date and return each proxy card as soon as possible in the postage-paid envelope. Thank you for your attention and your vote with regard to these important proposals. Please call shareholder services at (800) 992-8151 if you need more information.

Sincerely,

STUART D. BILTON

Stuart D. Bilton
Chairman

                                                               ALLEGHANY FUNDS
                                                         171 North Clark Street
                                                       Chicago, Illinois 60601

                                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                                   To be held on June 17, 1999

To the Shareholders of:
         Alleghany/Montag & Caldwell Growth Fund - Class N Montag & Caldwell Growth Fund - Class I Alleghany/Chicago Trust Growth & Income Fund Alleghany/Chicago Trust Talon Fund Alleghany/Chicago Trust Small Cap Value Fund Alleghany/Veredus Aggressive Growth Fund Alleghany/Montag & Caldwell Balanced Fund - Class N Montag & Caldwell Balanced Fund - Class I Alleghany/Chicago Trust Balanced Fund Alleghany/Chicago Trust Bond Fund Alleghany/Chicago Trust Municipal Bond Fund Alleghany/Chicago Trust Money Market Fund (each a "Fund" and collectively, the "Funds")

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Funds of Alleghany Funds (the "Company"), a Delaware business trust, will be held at the offices of the Company, 171 North Clark Street, 5th floor, Chicago, Illinois on June 17, 1999 at 10:00 a.m. Central Time (the "Special Meeting") for the following purposes:

     1. To consider and act upon the election of four (4) additional Trustees of the Company to serve until their successors are elected and qualified (Proposal
1).

2. To approve or disapprove proposed changes to the investment objective of each Fund (except the Alleghany/ Chicago Trust Money Market Fund) (Proposal 2).

3. To approve or disapprove the existing investment advisory agreements between The Chicago Trust Company ("Chicago Trust") and Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund
         (Proposal 3).

4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on April 19, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                              By order of the Board of Trustees
                                                              Gerald Dillenburg
                                                              Secretary
May 20, 1999

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                                           INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         Registration                                           Valid Signature

         Corporate Accounts

         (1)      ABC Corp......................................  ABC Corp.
         (2)      ABC Corp................................  John Doe, Treasurer
         (3)      ABC Corp.
                           c/o John Doe, Treasurer..............  John Doe
         (4)      ABC Corp. Profit Sharing Plan.............  John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust..............................  Jane B. Doe, Trustee
         (2)      Jane B. Doe, Trustee
                           u/t/d/ 12/28/78.....................  Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                           f/b/o John B. Smith, Jr. UGMA........  John B. Smith
         (2)      Estate of John B. Smith.........  John B. Smith, Jr., Executor

                                                            ALLEGHANY FUNDS

                                                        171 North Clark Street
                                                        Chicago, Illinois 60601

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                             June 17, 1999

                                                            PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Alleghany Funds (the "Company") for Alleghany/Montag & Caldwell Growth Fund - Class N shares, Montag & Caldwell Growth Fund - Class I shares, Alleghany/Chicago Trust Growth & Income Fund,
Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Montag & Caldwell Balanced Fund - Class N shares, Montag & Caldwell Balanced Fund - Class I shares, Alleghany/Chicago Trust Bond Fund,
Alleghany/Chicago Trust Municipal Bond Fund, Alleghany/Chicago Trust Money Market Fund, Alleghany/Chicago Trust Small Cap Value Fund, and Alleghany/Veredus Aggressive Growth Fund (collectively, the "Funds"), for use at a Special Meeting of Shareholders of the Funds to be held at 10:00 a.m. Central Time on June 17, 1999 at the offices of the Company, 171 North Clark Street, 5th floor, Chicago, Illinois, 60601, and any adjournments thereof (the "Special Meeting"). A Notice of Special Meeting and proxy card(s) accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card(s) are first being mailed to shareholders on or about May 20, 1999. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers and employees of the Company; First Data Investor Services Group, Inc. ("Investor Services Group"), the Company's transfer agent; or other representatives of the Company. The costs of solicitation (estimated to be approximately $15,000) and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Company. The Company's most recent annual report is available upon request without charge by writing or calling the Company at P.O. Box 5164, Westborough, MA 01581 or 1-800-992-8151.

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Special Meeting.

         In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Company's Trust Instrument dated September 8, 1993, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of one third (33-1/3%) of the outstanding shares of the Funds entitled to vote at the Special Meeting.

         The Board of Trustees has fixed the close of business on April 19, 1999 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Special Meeting and all adjournments thereof. At the close of business on the Record Date, the following shares were outstanding:

                                                                  Class N            Class I         Total Fund
Name of Fund                                                      Shares             Shares             Shares
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Montag & Caldwell Growth Fund                        45,779,243.185        35,047,116.016    80,826,359.201
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Growth & Income Fund                   18,077,511.494             None         18,077,511.494
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Talon Fund                             1,482,769.799              None         1,482,769.799
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Balanced Fund                          21,172,252.439             None         21,172,252.439
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Montag & Caldwell Balanced Fund                      7,447,142.248          3,384,007.992    10,831,150.240
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Bond Fund                              16,088,919.066             None         16,088,919.066
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Municipal Bond Fund                    1,634,276.058              None         1,634,276.058
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Money Market Fund                      300,768,493.487            None         300,768,493.487
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Chicago Trust Small Cap Value Fund                   4,060,417.882              None         4,060,417.882
-------------------------------------------------------------- -------------------- ------------------ ---------------------
-------------------------------------------------------------- -------------------- ------------------ ---------------------
Alleghany/Veredus Aggressive Growth Fund                       2,336,912.578              None         2,336,912.578
-------------------------------------------------------------- -------------------- ------------------ ---------------------

         As of the Record Date, to the best knowledge of the management of the Funds, the shareholders shown on Schedule A to this Proxy Statement owned of record or beneficially 5% or more of the Shares of any class of each Fund.

         As of April 19, 1999, the officers and Trustees of the Company as a group beneficially owned less than 1% of the shares of each Fund with the exception of the Alleghany/Chicago Trust Municipal Bond Fund in which an interested Trustee owns 6.95%.

         In order that your shares may be represented at the Special Meeting, you are requested to:

         --       indicate your instructions on the enclosed proxy card;

         --       date and sign the proxy card;

     -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     -- allow sufficient time for the proxy card to be received on or before 10:00 a.m. Central Time on June 17, 1999.

Summary of Proposals

         The table set forth below lists each proposal contained in the Proxy Statement and the Funds whose shareholders will be voting on the proposal.

Proposal Number                          Proposal Summary               Fund(s)

Proposal 1......................     To  consider   and  act  upon  the   All Funds
                                     election    of    four    (4)    additional
                                     (Shareholders   of  all  Funds  shall  vote
                                     together  with  Trustees  of the Company to
                                     serve  respect to the election of Trustees)
                                     until  their  successors  are  elected  and
                                     qualified.

Proposal 2......................     To approve or disapprove  proposed   Each Fund except Alleghany/Chicago Trust Money Market
                                     changes    to    the    investment   Fund - (Shareholders of each Fund shall consider this
                                     objective of each Fund.              proposal separately)

Proposal 3......................     To  approve  or   disapprove   the   Alleghany/Chicago Trust Growth & Income Fund
                                     existing    investment    advisory   Alleghany/Chicago Trust Talon Fund
                                     agreements  between  Chicago Trust   Alleghany/Chicago Trust Balanced Fund
                                     and    Alleghany/Chicago     Trust   Alleghany/Chicago Trust Bond Fund
                                     Growth     &     Income      Fund,   Alleghany/Chicago Trust Municipal Bond Fund
                                     Alleghany/Chicago    Trust   Talon   Alleghany/Chicago Trust Money Market Fund
                                     Fund,    Alleghany/Chicago   Trust   (Shareholders of each Fund shall consider this
                                     Balanced Fund,  Alleghany/ Chicago   proposal separately)
                                     Trust          Bond          Fund,
                                     Alleghany/Chicago  Trust Municipal
                                     Bond  Fund  and  Alleghany/Chicago
                                     Trust Money Market Fund


                                                            PROPOSAL NO. 1

                                       ELECTION OF FOUR TRUSTEES OF THE COMPANY

         At the Special Meeting, four additional Trustees are being considered for election by shareholders to serve until their successors are elected and qualified. At a Board of Trustees meeting held on March 18, 1999, the existing Trustees unanimously approved an increase in the size of the Board of Trustees from four (4) members to eight (8) members. Each nominee has indicated that he or she will serve if elected, but if any nominee shall be unable to serve the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgement.

     Each of the existing Trustees of the Company has served in that capacity since the December 13, 1993 organizational meeting of the Company. Mr. Robert A. Kushner, Mr. Robert B. Scherer, Mr. Denis Springer and Ms. Dorothea C. Gilliam were recommended by the Nominating Committee composed of independent Trustees (as defined hereafter) and nominated as additional trustees by the existing Board of Trustees at its meeting held on March 18, 1999. The "interested" trustees and nominees who will be "interested" trustees (as defined by the Investment Company Act of 1940, as amended) are indicated in the chart below by an asterisk (*). Trustees who are not "interested trustees" are referred to as "independent trustees." SHARES/ PERCENTAGE BENEFICIALLY POSITION OWNED AS OF WITH COMPANY PRINCIPAL OCCUPATIONS APRIL 19, 1999 NAME AND AGE FOR PAST FIVE YEARS

Stuart D. Bilton*              Chairman, Board    Mr. Bilton  is  Chief  Executive  Officer  of The             *
Age 52                           of Trustees      Chicago  Trust Company and President of Alleghany
171 North Clark Street         (Chief Executive   Asset  Management,  Inc.  Previously,  Mr. Bilton
Chicago, IL  60601                 Officer)       was an  Executive  Vice  President  with  Chicago
                                                  Title and Trust Company. He is
                                                  a Director of Alleghany  Asset
                                                  Management  Inc.,  Montag  and
                                                  Caldwell,  Inc., Veredus Asset
                                                  Management    LLC   Blairlogie
                                                  Capital  Management,  the UICI
                                                  Companies,  Baldwin  &  Lyons,
                                                  Inc.,  and the Boys and  Girls
                                                  Clubs of Chicago.


Leonard F. Amari Trustee Mr. Amari is a Partner at the law offices of -0- Age 56
Amari & Locallo,  a practice confined  exclusively 734 North Wells Street to the real estate tax assessment process.
Chicago, IL  60610

Dorothea C. Gilliam*               Trustee        Ms. Gilliam  is Vice  President of Investments of            -0-
Age 45                             Nominee        the Alleghany Corporation,  the parent company of
171 North Clark Street                            Alleghany  Asset  Management,   Inc.  Previously,
Chicago, IL  60601                                she was an  Assistant  Vice  President of Chicago
                 Title and Trust Company and a former Trustee of
                    the Company. She is a chartered Financial
                 Analyst and a member of AIMR. She is a Director
                                  of Armco Inc.









                                                                                                             SHARES/
                                                                                                     PERCENTAGE BENEFICIALLY
                                   POSITION                                                                OWNED AS OF
                                 WITH COMPANY                   PRINCIPAL OCCUPATIONS                     APRIL 19, 1999
        NAME AND AGE                                             FOR PAST FIVE YEARS
Robert A. Kushner                  Trustee        Mr. Kushner was a Vice  President,  Secretary and            -0-
Age 63                             Nominee        General  Counsel  at  Cyclops  Industries,   Inc.
30 Vernon Drive                                   until  his   retirement  in  April  1992.  He  is
Pittsburgh, PA 15228                              currently  a Vice  President,  Board  Member  and
                Chairman of Investment Committee and Co-Chairman
                  of Strategic Planning Committee of Pittsburgh
                                 Dance Counsil.





Gregory T. Mutz                    Trustee        Mr. Mutz  is   President   and  Chief   Executive          -0-
Age 53                                            Officer of The UICI  Companies  and  Chairman  of
125 South Wacker Drive                            the Board of Excell Global  Services.  He is also
Suite 3100                                        Chairman   of  the  Board  of  AMLI   Residential
Chicago, IL  60606                                Properties  Trust (a NYSE  Multifamily  REIT) and
                                                  Chairman  of the Board of AMLI
                                                  Commercial   Properties  Trust
                                                  LP, both  successor  companies
                                                  to AMLI Realty  Co.,  which he
                                                  co-founded in 1980.


Robert B. Scherer                  Trustee        Mr. Scherer is President  of The Rockridge                  **
Age 57                             Nominee        Group, Ltd., which provides consulting services
10010 Country Club Road                           to the title insurance industry.  Previously, he
Woodstock, IL  60098                              was a Senior Vice President - Strategy and
                 Development at Chicago Title and Trust Company
                              prior to October 1994

Nathan Shapiro                     Trustee        Mr. Shapiro  is the President of SF  Investments,          -0-
Age 62                                            Inc.,  a  broker/dealer  and  investment  banking
1700 Ridge                                        firm.   He   is   President   of   New   Horizons
Highland Park, IL  60035                          Corporation,  a consulting  firm, and Senior Vice
                                                  President  of  Pekin,   Singer  and  Shapiro,  an
                                                  investment  advisory  firm.  He is a Director  of
                                                  Baldwin & Lyons, Inc. and DVI, Inc.


Denis Springer                     Trustee        Mr.  Springer is Senior Vice  President and Chief          -0-
Age 53                             Nominee        Financial  Officer of Burlington  Northern  Santa
1700 E. Golf Road                                 Fe Corporation.
3rd Floor
Schaumburg, IL  60173

* Mr. Bilton owns 113,446.138 shares (6.95%) of Alleghany/Chicago Trust Municipal Bond Fund. He owns 978,205.770 shares of Alleghany/Chicago Trust Money Market Fund, 12,543.064 shares of Alleghany/Chicago Trust Growth & Income Fund, 9,832.842 shares of Alleghany/Veredus Aggressive Growth Fund, 16,531.111 shares of Alleghany/Chicago Trust Small Cap Value Fund, 38,265.832 shares of Montag & Caldwell Growth Fund - Class I and 517.037 shares of Alleghany/Chicago Trust Bond Fund each of which is less than 1% of the respective Fund.
** Mr. Scherer owns 517.782 shares of Alleghany/Chicago Trust Growth & Income Fund and 433.467 shares of Alleghany/Montag & Caldwell Growth Fund - Class N each of which is less than 1% of the respective Fund.

         Trustees and Trustee nominees had no transactions in the securities of the investment adviser or its parent or subsidiaries exceeding 1% of the outstanding securities of any class during the fiscal year ended October 31, 1998.

         The Board of Trustees of the Company met four times during the fiscal year ended October 31, 1998. During the fiscal year, all incumbent Trustees attended all of the meetings held. The Board of Trustees has an Audit Committee consisting of Messrs. Amari, Mutz and Shapiro. The Audit Committee met twice during the fiscal year ended October 31, 1998, and all Committee members were present at the meetings. The Audit Committee reviews the scope and results of the Company's annual audit with the Company's independent auditors and recommends the engagement of such independent auditors. The Board of Trustees has a Nominating Committee consisting of Messrs. Amari, Mutz and Shapiro. The Nominating Committee did not meet during the fiscal year ended October 31, 1998. The Nominating Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. In that regard, the Nominating Committee recommended to the Board of Trustees the Trustee nominees to be considered at the meeting. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. The Company does not have a standing compensation committee.

         The names of the officers of the Company are listed in the table below. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Trustees of the Company.

                                                                                 Principal Occupations
                                         Positions                               and Other Affiliations
Name and Age  With Company            During the Past Five Years

Kenneth C. Anderson                  President                             Mr. Anderson  is  President of Alleghany
Age 35                               (Chief Operating Officer)             Investment  Services,  Inc. and a Senior
                                                                           Vice
                                                                           President
                                                                           of
                                                                           The
                                                                           Chicago
                                                                           Trust
                                                                           Company
                                                                           and
                                                                           has
                                                                           been
                                                                           an
                                                                           officer
                                                                           since
                                                                           1993.
                                                                           He is
                                                                           responsible
                                                                           for
                                                                           all
                                                                           business
                                                                           activities
                                                                           regarding
                                                                           mutual
                                                                           funds.
                                                                           Mr.
                                                                           Anderson
                                                                           is  a
                                                                           Certified
                                                                           Public
                                                                           Accountant.

Gerald F. Dillenburg                 Vice President,                       Mr. Dillenburg    is   a   Senior   Vice
Age 32                               Secretary and Treasurer               President   of   Alleghany    Investment
                                     (Chief Financial Officer              Services,  Inc. and a Vice  President of
                                     and Compliance Officer)               The Chicago  Trust  Company and has been
                                                                           the
                                                                           operations
                                                                           manager
                                                                           and
                                                                           compliance
                                                                           officer
                                                                           of
                                                                           all
                                                                           mutual
                                                                           funds
                                                                           since
                                                                           1996.
                                                                           Previously,
                                                                           he
                                                                           was
                                                                           an
                                                                           audit
                                                                           manager
                                                                           with
                                                                           KPMG
                                                                           Peat
                                                                           Marwick
                                                                           LLP,
                                                                           specializing
                                                                           in
                                                                           investment
                                                                           services,
                                                                           including
                                                                           mutual
                                                                           and
                                                                           trust
                                                                           funds,
                                                                           broker/dealers
                                                                           and
                                                                           investment
                                                                           advisers.
                                                                           Mr.
                                                                           Dillenburg
                                                                           is  a
                                                                           Certified
                                                                           Public
                                                                           Accountant.






                                                                                 Principal Occupations
                                         Positions                               and Other Affiliations
Name and Age  With Company            During the Past Five Years
Debra Comsudes                       Vice President                        Ms.  Comsudes has been a Vice  President
Age 35                                                                     of Montag & Caldwell,  Inc.  since 1996.

                                                                           Previously,
                                                                           she
                                                                           was a
                                                                           Portfolio
                                                                           Manager
                                                                           and
                                                                           Chief
                                                                           Investment
                                                                           Officer
                                                                           at
                                                                           Randy
                                                                           Seckman
                                                                           &
                                                                           Associates,
                                                                           Inc.,
                                                                           a
                                                                           financial
                                                                           advisory
                                                                           firm
                                                                           providing
                                                                           asset
                                                                           management
                                                                           primarily
                                                                           to
                                                                           individual
                                                                           and
                                                                           small
                                                                           businesses.
                                                                           She
                                                                           is  a
                                                                           Chartered
                                                                           Financial
                                                                           Analyst.



         Only the independent Trustees receive remuneration from the Company for acting as Trustees. Trustees fees are $3,000 for each Board meeting attended with an annual retainer of $3,000.

         The following table sets forth certain information regarding compensation of the Company's Board of Trustees for the fiscal year ended October 31, 1998. Except as disclosed below, no executive officer or person affiliated with the Company received compensation from the Company for the fiscal year ended October 31, 1998.


                                                              COMPENSATION TABLE

                                                                               TOTAL COMPENSATION FROM THE FUND AND
                                                 AGGREGATE COMPENSATION            FUND COMPLEX PAID TO TRUSTEES
                                                    FROM THE COMPANY
                 TRUSTEES

           Stuart D. Bilton                           $0                                     $0
           Leonard F. Amari                           $9,375                                 $9,375
           Gregory T. Mutz                            $9,375                                 $9,375
           Nathan Shapiro                             $9,375                                 $9,375

         One of the Trustee nominees, Ms. Dorothea Gilliam, served as a Trustee of the Company until December 17, 1998, at which time she resigned so that the Company would comply with certain safe harbors under the Investment Company Act of 1940. Ms. Gilliam received no compensation from the Company for the fiscal year ended October 31, 1998.

Required Vote

         The four nominees for Trustee receiving the highest number of votes will be elected. Unless authority is withheld, it is the intention of the persons named in the proxy to vote FOR the election of the named nominees. Election of listed nominees for Trustee requires the affirmative vote of the holders of a plurality of Shares of the Company represented at the Special Meeting in person or by proxy.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES.

                                                            PROPOSAL NO. 2

     TO  APPROVE  OR  DISAPPROVE  PROPOSED  CHANGES  TO EACH  FUND'S  INVESTMENT
OBJECTIVE

         The Board of Trustees has proposed changes to the investment objective of each Fund other than the Alleghany/Chicago Trust Money Market Fund. Currently, each Fund's objective includes reference to the principal investment strategies utilized by each Fund within the definition of its objective. The change will clearly define each Fund's investment objective, which is fundamental and cannot be changed without shareholder approval, and eliminate references to the investment strategies. The change will make it clear that a Fund's investment policies and strategies may change under the direction of the Fund's investment adviser with the approval of the Board of Trustees and without shareholder approval. Each Fund's investment objective and the policies and strategies used are set out in the Company's prospectus, as amended from time to time.

         The proposed changes are intended to clarify the investment objectives by removing the strategies from each of the listed Fund's defined investment objective as set forth below (the italicized words are proposed to be deleted):

--------------------------------------- -------------------------------------- -------------------------------------------
             Name of Fund                   Current Investment Objective             Proposed Investment Objective
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Montag  & Caldwell  Growth The Fund seeks  long-term  capital The Fund seeks long-term capital Fund appreciation  and,  secondarily,  appreciation and, secondarily, current
                                        current    income,    by    investing  income.
                                        primarily   in  common   stocks   and
                                        convertible securities.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Chicago  Trust Growth & The Fund seeks  long-term total The Fund seeks long-term  total return Income Fund return  through a  combination  of through a combination of capital
                                        capital   appreciation   and  current  appreciation and current income.
                                        income by  investment  primarily in a
                                        combination of stocks and bonds.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Chicago                       Trust   Talon   Fund  The   Fund   seeks
                                        long-term total The Fund seeks long-term
                                        total  return  return  through   capital
                                        appreciation       through       capital
                                        appreciation.  by investing primarily in
                                        common   and   preferred    stocks   and
                                        convertible
                                        securities.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Chicago Trust Small Cap       The  Fund   seeks   long-term   total  The Fund seeks long-term total return.
Value Fund                              return  by  investing   primarily  in
                                        common    stocks   of   small    U.S.
                                        companies.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Veredus Aggressive The Fund seeks to provide capital The Fund seeks to provide capital Growth Fund appreciation by investing primarily appreciation.
                                        in  equity  securities  of  companies
                                        with accelerating earnings.
--------------------------------------- -------------------------------------- -------------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------------
Alleghany/Montag  & Caldwell  Balanced The Fund seeks  long-term  total The Fund seeks long-term total return. Fund return by investing primarily in a combination  of equity,  fixed income
                                        and short-term securities.
--------------------------------------- -------------------------------------- -------------------------------------------





--------------------------------------- ----------------------------------------- --------------------------------------------
             Name of Fund                     Current Investment Objective               Proposed Investment Objective
--------------------------------------- ----------------------------------------- --------------------------------------------
--------------------------------------- ----------------------------------------- --------------------------------------------
Alleghany/Chicago                       Trust   Balanced  Fund  The  Fund  seeks
                                        growth of  capital  with The Fund  seeks
                                        growth  of  capital  current  income  by
                                        investing  in  a  with  current  income.
                                        combination of equity and fixed income
                                        securities.
--------------------------------------- ----------------------------------------- --------------------------------------------
--------------------------------------- ----------------------------------------- --------------------------------------------
Alleghany/Chicago Trust Bond Fund       The  Fund  seeks  high  current   income  The  Fund   seeks   high   current   income
                                        consistent  with prudent risk of capital  consistent with prudent risk of capital.
                                        by      investing      primarily      in
                                        intermediate-term securities.
--------------------------------------- ----------------------------------------- --------------------------------------------
--------------------------------------- ----------------------------------------- --------------------------------------------
Alleghany/Chicago  Trust  Municipal  The Fund seeks a high level of current  The
Fund seeks a high level of current Bond Fund interest income exempt from federal interest income exempt from federal income
                                        income tax consistent with  preservation
                                        tax consistent  with  preservation of of
                                        capital  by   investing   primarily   in
                                        capital.
                                        intermediate-term municipal securities.
--------------------------------------- ----------------------------------------- --------------------------------------------

         As indicated above, the proposed changes are intended only to clarify the investment objective for each of the Funds listed. The Board of Trustees does not intend to amend the investment strategies of any of the Funds at the present time although it reserves the right to make changes in the future. If this proposal is not approved by shareholders of any Fund, such Fund will continue to be managed under its investment objective as currently stated.

Required Vote

         Shareholders of each Fund will consider the proposal separately. Approval of this proposal with respect to each Fund requires a majority vote of the shareholders of that Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of a Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote").

         THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE CHANGES TO EACH FUND'S INVESTMENT OBJECTIVE AND STRATEGIES.

                                                            PROPOSAL NO. 3

     TO APPROVE OR DISAPPROVE THE INVESTMENT ADVISORY AGREEMENTS BETWEEN THE CHICAGO TRUST COMPANY AND ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND,
ALLEGHANY/CHICAGO TALON FUND, ALLEGHANY/CHICAGO TRUST BALANCED FUND, ALLEGHANY/CHICAGO TRUST BOND FUND, ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND AND ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

General

         The Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Talon Fund, Alleghany/Chicago Trust Balanced Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund each has an investment advisory agreement with Chicago Trust pursuant to which Chicago Trust serves as an investment adviser to the Fund. Each of these Investment Advisory Agreements is supported by the Amended and Restated Guaranty Agreement under which Chicago Title and Trust Company guarantees the obligations and liabilities of Chicago Trust to each of the Funds. For the reasons more fully described below, the Company's Board of Trustees believes that the Guaranty Agreement is no longer needed or appropriate and is asking shareholders of the Funds to approve the Investment Advisory Agreements with Chicago Trust, thereby eliminating the Guaranty Agreement with Chicago Title and Trust Company.

History

           Chicago Title and Trust Company ("Chicago Title and Trust"), which until 1998 was a wholly-owned subsidiary of Alleghany Corporation ("Alleghany"), initially provided investment advisory services to the following Funds of the
Company: Alleghany/Chicago Trust Growth & Income Fund; Alleghany/Chicago Trust Talon Fund; Alleghany/Chicago Trust Balanced Fund; Alleghany/Chicago Trust Bond Fund; Alleghany/Chicago Trust Municipal Bond Fund; and Alleghany/Chicago Trust Money Market Fund.

           As part of a reorganization, Chicago Title and Trust formed Alleghany Asset Management, Inc. ("AAM"), a wholly-owned subsidiary, to act as a holding company for certain of its financial services entities. AAM then acquired a state trust company, whose name was changed to Chicago Trust. In 1995, Chicago Title and Trust transferred substantially all of its fiduciary and investment operations to Chicago Trust. As part of that transfer, Chicago Trust assumed all of Chicago Title and Trust's obligations and liabilities under its existing Investment Advisory Agreements with the Company. Chicago Title and Trust entered into a Guaranty Agreement with the Company on behalf of the Funds for which it had served as Investment Adviser, pursuant to which it agreed to guaranty all of the obligations and liabilities of Chicago Trust under such Advisory Agreements. The Guaranty Agreement was subsequently amended and restated on December 23, 1996 (the "Amended and Restated Guaranty Agreement").

           On June 17, 1998, Chicago Title Corporation, the parent company of Chicago Title and Trust, became a publicly held company when Alleghany distributed Chicago Title Corporation shares to existing Alleghany shareholders. As a result, Chicago Title and Trust and Chicago Trust were no longer affiliated. The Company's Board of Trustees believes it is no longer necessary or appropriate to have the obligations and liabilities of Chicago Trust subject to the Amended and Restated Guaranty Agreement.

Advisory Agreements

         The Investment Advisory Agreements for Alleghany/Chicago Trust Growth & Income Fund, Alleghany/Chicago Trust Bond Fund, Alleghany/Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund are each dated November 30, 1993 and were approved by the sole shareholder on or about December 13, 1993. The Investment Advisory Agreement for Alleghany/Chicago Trust Balanced Fund was dated March 15, 1995 and was approved by the sole shareholder on or about September 21, 1995. The Investment Advisory Agreement for Alleghany/Chicago Trust Talon Fund was dated August 27, 1994 and was approved by the sole shareholder on or about September 19, 1994. Each of the Investment Advisory Agreements was most recently approved by the Board of Trustees including all of the independent Trustees on December 17, 1998. Pursuant to each of the Investment Advisory Agreements with the Company, Chicago Trust provides an investment program for each Fund in accordance with its investment policies, limitations and restrictions, and furnishes executive, administrative and clerical services required for the transaction of such Fund's business.

         For providing investment advisory services, the Funds have agreed to pay Chicago Trust a monthly fee at the following annual rates, exclusive of contractual expense limitations, based on their respective average daily net assets: Alleghany/Chicago Trust Growth & Income Fund, 0.70%; Alleghany/Chicago Trust Talon Fund, 0.80%; Alleghany/Chicago Trust Balanced Fund, 0.70%; Alleghany/Chicago Trust Bond Fund, 0.55%; Alleghany/Chicago Trust Municipal Bond Fund, 0.60%; and Alleghany/Chicago Trust Money Market Fund, 0.40%.

         During  each  Fund's  fiscal year ended  October  31,  1998,  aggregate
advisory   fees  earned  by  Chicago  Trust  for  the  Funds  were  as  follows:
Alleghany/Chicago Trust Growth & Income Fund, $2,312,832; Alleghany/Chicago Trust Talon Fund, $224,933; Alleghany/Chicago Trust Balanced Fund, $1,453,465; Alleghany/Chicago Trust Bond Fund, $740,845; Alleghany/Chicago Trust Municipal Bond $78,556; and Alleghany/Chicago Trust Money Market Fund, $1,026,684.

Investment Adviser

         Chicago Trust is located at 171 North Clark Street, Chicago, Illinois 60601. Chicago Trust, with assets under management in excess of $9 billion, conducts a general financial services business in four areas: the institutional investment management group manages equity and fixed income institutional assets, primarily in employee benefit plans, foundation accounts and insurance company accounts. The employee benefits services group offers profit sharing plans, matching savings plans, money purchase pensions and consulting services, and has become one of the leading providers of 401(k) salary deferral plans to mid-sized companies. The personal trust and investment services group provides investment management and trust and estate planning primarily for accounts in the $500,000 to $10 million range. The real estate trust group facilitates tax-deferred exchanges of income-producing real property.

         Chicago Trust, an Illinois trust company, is indirectly wholly-owned by Alleghany, which is headquartered in New York, New York. Alleghany Corporation is engaged through its subsidiaries World Minerals Inc. and Underwriters Reinsurance Company, in the businesses of industrial minerals and global insurance and reinsurance. Alleghany also conducts a steel fastener importing business through its Heads and Threads division.

         Set forth below are the names and principal occupations of the principal executive officer and each director of the Investment Adviser. The address of each as it relates to his or her duties with the Investment Adviser is the same as that of the Investment Adviser.

---------------------------- --------------------------- -----------------------------------------------------------
NAME                         TITLE/POSITION              OTHER BUSINESS
---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Stuart D. Bilton             Director                    Chief Executive Officer, Chicago Trust; President and
                                                         Director, Alleghany Asset Management Inc.
---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Richard P. Toft              Director                    Director and Chairman, Chicago Title and Trust Company;
                                                         Director, Chairman and Chief Executive Officer, Alleghany
                                                         Asset Management, Inc.; Director of Chicago Title
                                                         Insurance Co.

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
David B. Cuming              Director                    Senior Vice President and Chief Financial Officer of
                                                         Alleghany Corporation.

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Robert M. Hart               Director                    Senior Vice President, General Counsel and Secretary of
                                                         Alleghany Corporation.

---------------------------- --------------------------- -----------------------------------------------------------






---------------------------- --------------------------- -----------------------------------------------------------
Jefferson W. Kirby           Director                    Vice President of Alleghany Corporation.

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Solon P. Patterson           Director                    Chairman of Montag & Caldwell, Inc.

---------------------------- --------------------------- -----------------------------------------------------------





---------------------------- --------------------------- -----------------------------------------------------------
NAME                         TITLE/POSITION              OTHER BUSINESS
---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Robert E. Riley              Director                    President and Chief Executive Officer of Kennedy
                                                         Enterprises, Inc.

---------------------------- --------------------------- -----------------------------------------------------------
---------------------------- --------------------------- -----------------------------------------------------------
Edward S. Bottum                                         Managing Director of Chase Franklin Corporation.

---------------------------- --------------------------- -----------------------------------------------------------

         Information concerning each officer of the Company who is also an officer, employee, director or shareholder of the Investment Adviser is set forth under Proposal No. 1.

Approval of Agreements

           A condition of terminating the Amended and Restated Guaranty Agreement with respect to a Fund is that the Fund's existing investment advisory agreement with Chicago Trust be approved by the shareholders of that Fund. At a Board Meeting on March 18, 1999, the Trustees, including separately all of the independent Trustees, unanimously approved submitting the existing Investment Advisory Agreements with Chicago Trust to the shareholders of the respective Funds for approval in order to satisfy the condition for terminating the Amended and Restated Guaranty Agreement.

Required Vote

         The shareholders of each Fund will consider this proposal separately. Approval of this proposal with respect to each Fund requires a Majority Vote of the shareholders of that Fund. If the Advisory Agreement is not approved by the shareholders of a Fund, the Guaranty Agreement will continue with respect to that Fund and its Investment Advisory Agreement.

         THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS.


                                            SUBMISSION OF SHAREHOLDER PROPOSALS

         Under Delaware law, the Company is not required to hold annual shareholder meetings, but it will hold special meetings as required or deemed desirable, or upon request by holders of 10% of the Company's shares. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders' meeting should submit the proposal promptly to the Company. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

                                        OTHER MATTERS TO COME BEFORE THE MEETING

         The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

                             INVESTMENT ADVISERS, DISTRIBUTOR AND ADMINISTRATOR

         As of the record date for this proxy, set forth below are the names and
addresses   of   Alleghany   Funds'   Investment   Advisers,   distributor   and
administrator:

                                                         INVESTMENT ADVISERS

The Chicago Trust Company                                Montag & Caldwell, Inc.
171 North Clark Street                      3343 Peachtree Road, NE, Suite 1100
Chicago, IL 60601-3294                                   Atlanta, GA  30326-1022

Veredus Asset Management LLC
6900 Bowling Blvd., Suite 250
Louisville, KY  40207

ADMINISTRATOR                                                     DISTRIBUTOR

The Chicago Trust Company                          First Data Distributors, Inc.
171 North Clark Street                                      4400 Computer Drive
Chicago, IL 60601-3294                                     Westborough, MA 01581


May 20, 1999

                                                              SCHEDULE A

                     ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
                                     Class N

Shareholders                                              Shares OwnedPercentage Owned

Charles Schwab & Co., Inc.                                    $13,555,822.618                  29.62%
Special Custody Account
For Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Miter & Co.                                                    $7,453,347.270                  16.28%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

                          MONTAG & CALDWELL GROWTH FUND
                                     Class I

Shareholders                                              Shares OwnedPercentage Owned

Miter & Co.                                                     4,855,777.794                  13.85%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

Bancorp South Bank                                              3,784,100.704                  10.80%
c/o Trust
P.O. Box 1605
Jackson, MS 39215-1605






                  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

Shareholders                                              Shares OwnedPercentage Owned

Miter & Co.                                                    14,599,940.678                  80.76%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

Charles Schwab & Co. Inc.                                         916,596.050                   5.07%
Special Custody Account
For Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

                       ALLEGHANY/CHICAGO TRUST TALON FUND

Shareholders                                              Shares OwnedPercentage Owned

Miter & Co.                                                       113,800.273                   7.67%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977


                      ALLEGHANY/CHICAGO TRUST BALANCED FUND

Shareholders                                              Shares OwnedPercentage Owned

Miter & Co.
M&I Trust Co/Outsourcing                                       20,066,160.409                  94.78%
P.O. Box 2977
Milwaukee, WI  53202-2977

                    ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
                                     Class N

Shareholders                                              Shares OwnedPercentage Owned

Miter & Co.                                                     3,728,046.052                  50.06%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977


Charles Schwab & Co. Inc.                                         414,166.445                   5.56%
Special Custody Account
For Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104




                         MONTAG & CALDWELL BALANCED FUND
                                                                Class I

Shareholders                                              Shares OwnedPercentage Owned

American Express Trust Company                                    874,990.657                  25.86%
FBO American EX TR RET Services
U/A DTD 1/1/98
Attn:  Chris Hunt N10/996
P.O. Box 534
Minneapolis, MN 55422

Huntington Trust Co.                                              592,946.616                  17.52%
FBO Diocese of Covington
Attn:  Mutual Funds
P.O. Box 1558
Columbus, OH 43260

BNY Western Trust Company CUS                                 548,787,553                      16.22%
Columbia River Logscalers Pension
Two Union Square Ste 520
601 Union Street
Seattle, WA 98121-2321

BT Alex Brown Incorporated                                        406,749.168                  12.02%
FBO 259-10878-18
P.O. Box 1346
Baltimore, MD 21203

BT Alex Brown Incorporated                                        316,692.836                   9.36%
FBO 259-88036-10
P.O. Box 1346
Baltimore, MD 21203

BT Alex Brown Incorporated                                        306,430.123                   9.06%
FBO 246-88035-11
P.O. Box 1346
Baltimore, MD 21203






                   ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

Shareholders                                              Shares OwnedPercentage Owned

Davis & Company                                                 1,287,113.453                  75.76%
Attn: Marshall & Ilsley Trust Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

Stuart D. Bilton                                                  113,446.138                   6.94%
and Bette E. Bilton
JT Ten
171 North Clark Street
Chicago, IL  60601

Maxine Jackson LP                                                  85,858.662                   5.25%
A Georgia Limited Partnership
c/o Henry D. Jackson Sole General
890 Auburn Road NE
Dacula, GA 30019


                    ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

Shareholders                                              Shares OwnedPercentage Owned

Davis & Company                                               222,418,495.950                  73.95%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

                        ALLEGHANY/CHICAGO TRUST BOND FUND

Shareholders                                              Shares OwnedPercentage Owned

Miter & Co.                                                    12,569,522.610                  78.13%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977

Davis & Company                                                 1,645,809.501                  10.23%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI 53202-2977





                  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

Shareholders                                              Shares OwnedPercentage Owned

Miter & Co.                                                     3,046,626.332                  75.03%
M&I Trust Co/Outsourcing
c/o Marshall & Ilsley Trust Co.
P.O. Box 2977
Milwaukee, WI  53202-2977

Charles Schwab & Co., Inc.                                        443,027.445                  10.91%
Special Custody Account
For Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104

Davis & Company                                                   214,592.275                   5.28%
c/o Marshall & Ilsley Trust Co.
c/o M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

                    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

Shareholders                                              Shares OwnedPercentage Owned

Miter & Co.                                                       725,567.008                  31.05%
M&I Trust Co/Outsourcing
P.O. Box 2977
Milwaukee, WI  53202-2977

Family Physician Associates PSC                                   142,142.131                   6.08%
James R. Smith David W. Wallace
David A Jones Edward L. Sames  TT
515 Hospital Drive
Shelbyville, KY 40065



ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N SHARES                         PROXY SOLICITED BY THE BOARD OF TRUSTEES
MONTAG & CALDWELL GROWTH FUND - CLASS I SHARES
A SERIES OF ALLEGHANY FUNDS

THE UNDERSIGNED HEREBY APPOINTS GAIL A. HANSON AND LAURA HLADE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N SHARES AND MONTAG & CALDWELL GROWTH FUND - CLASS I SHARES OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                           Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                      indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                      registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                       as
                                                                      executors,
                                                                 administrators,
                                                                       trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                          Signature(s) (Capacity, if applicable)

                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999 Alleghany/Montag & Caldwell Growth Fund - Class N Shares
                 Montag & Caldwell Growth Fund - Class I Shares
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|        WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.




2.       To approve or disapprove the proposed change to the investment objective of the Fund  FOR  |_|   AGAINST  |_|  ABSTAIN  |_|
         (all Funds except the Alleghany/Chicago Trust Money Market Fund).

3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.





ALLEGHANY/MONTAG & CALDWELL BALANCED FUND - CLASS N SHARES                       PROXY SOLICITED BY THE BOARD OF TRUSTEES
MONTAG & CALDWELL BALANCED FUND - CLASS I SHARES
A SERIES OF ALLEGHANY FUNDS

THE  UNDERSIGNED  HEREBY  APPOINTS  GAIL A. HANSON AND LAURA HLADE,  AND EACH OF
THEM,  AS  PROXIES,  EACH WITH THE POWER TO APPOINT HER  SUBSTITUTE,  AND HEREBY
AUTHORIZES  THEM TO  REPRESENT  AND TO VOTE,  ALL SHARES OF  ALLEGHANY/MONTAG  &
CALDWELL  BALANCED  FUND - CLASS N SHARES AND MONTAG & CALDWELL  BALANCED FUND -
CLASS I SHARES OF ALLEGHANY FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19,
1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY
ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD,  YOU AUTHORIZE THE PROXIES
TO VOTE EACH PROPOSAL AS MARKED,  OR IF NOT MARKED TO VOTE "FOR" EACH  PROPOSAL,
AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE
THE  MEETING.  IF YOU DO NOT  INTEND TO  PERSONALLY  ATTEND THE  MEETING  PLEASE
COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED  ENVELOPE.  THE  UNDERSIGNED
HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                            Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                       indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                    registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                       as
                                                                      executors,
                                                                 administrators,
                                                                       trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                          Signature(s) (Capacity, if applicable)




                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
           Alleghany/Montag & Caldwell Balanced Fund - Class N Shares
                Montag & Caldwell Balanced Fund - Class I Shares
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted
FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|       WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.



2.       To approve or disapprove the proposed change to the investment objective of the Fund    FOR  |_| AGAINST  |_| ABSTAIN   |_|
         (all Funds except the Alleghany/Chicago Trust Money Market Fund).

3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.







ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                                        PROXY SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF ALLEGHANY FUNDS

THE  UNDERSIGNED  HEREBY  APPOINTS  GAIL A. HANSON AND LAURA HLADE,  AND EACH OF
THEM,  AS  PROXIES,  EACH WITH THE POWER TO APPOINT HER  SUBSTITUTE,  AND HEREBY
AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO  TRUST
MONEY MARKET FUND OF ALLEGHANY  FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL
19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND
ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD,  YOU AUTHORIZE THE PROXIES
TO VOTE EACH PROPOSAL AS MARKED,  OR IF NOT MARKED TO VOTE "FOR" EACH  PROPOSAL,
AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE
THE  MEETING.  IF YOU DO NOT  INTEND TO  PERSONALLY  ATTEND THE  MEETING  PLEASE
COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED  ENVELOPE.  THE  UNDERSIGNED
HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                           Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                       indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                      registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                       as
                                                                      executors,
                                                                 administrators,
                                                                       trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                         Signature(s) (Capacity, if applicable)




                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                    Alleghany/Chicago Trust Money Market Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted
FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|               WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.



2. To approve or disapprove the proposed  change to the investment  objective of the Fund
(all Funds except the Alleghany/Chicago Trust Money Market Fund).                                FOR  |_| AGAINST  |_| ABSTAIN |_|

3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.






ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                                     PROXY SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF ALLEGHANY FUNDS

THE  UNDERSIGNED  HEREBY  APPOINTS  GAIL A. HANSON AND LAURA HLADE,  AND EACH OF
THEM,  AS  PROXIES,  EACH WITH THE POWER TO APPOINT HER  SUBSTITUTE,  AND HEREBY
AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO  TRUST
GROWTH & INCOME FUND OF  ALLEGHANY  FUNDS HELD OF RECORD BY THE  UNDERSIGNED  ON
APRIL 19, 1999, AT THE SPECIAL  MEETING OF  SHAREHOLDERS  TO BE HELD ON JUNE 17,
1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD,  YOU AUTHORIZE THE PROXIES
TO VOTE EACH PROPOSAL AS MARKED,  OR IF NOT MARKED TO VOTE "FOR" EACH  PROPOSAL,
AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE
THE  MEETING.  IF YOU DO NOT  INTEND TO  PERSONALLY  ATTEND THE  MEETING  PLEASE
COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED  ENVELOPE.  THE  UNDERSIGNED
HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                            Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                       indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                     registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                       as
                                                                      executors,
                                                                 administrators,
                                                                       trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                          Signature(s) (Capacity, if applicable)




                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                  Alleghany/Chicago Trust Growth & Income Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted
FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|              WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.




2.       To approve or disapprove the proposed change to the investment objective               FOR  |_|  AGAINST  |_|  ABSTAIN |_|
         of the Fund (all Funds except the Alleghany/Chicago Trust Money Market Fund).


3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.






ALLEGHANY/CHICAGO TRUST TALON FUND                                               PROXY SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF ALLEGHANY FUNDS

THE  UNDERSIGNED  HEREBY  APPOINTS  GAIL A. HANSON AND LAURA HLADE,  AND EACH OF
THEM,  AS  PROXIES,  EACH WITH THE POWER TO APPOINT HER  SUBSTITUTE,  AND HEREBY
AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO  TRUST
TALON FUND OF  ALLEGHANY  FUNDS HELD OF RECORD BY THE  UNDERSIGNED  ON APRIL 19,
1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY
ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD,  YOU AUTHORIZE THE PROXIES
TO VOTE EACH PROPOSAL AS MARKED,  OR IF NOT MARKED TO VOTE "FOR" EACH  PROPOSAL,
AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE
THE  MEETING.  IF YOU DO NOT  INTEND TO  PERSONALLY  ATTEND THE  MEETING  PLEASE
COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED  ENVELOPE.  THE  UNDERSIGNED
HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                           Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                       indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                     registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                       as
                                                                      executors,
                                                                 administrators,
                                                                       trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                         Signature(s) (Capacity, if applicable)




                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                       Alleghany/Chicago Trust Talon Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted
FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|              WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.




2.       To approve or disapprove the proposed change to the investment objective of the Fund      FOR  |_| AGAINST |_| ABSTAIN |_|
         (all Funds except the Alleghany/Chicago Trust Money Market Fund).

3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.






ALLEGHANY/CHICAGO TRUST BALANCED FUND                                            PROXY SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF ALLEGHANY FUNDS

THE  UNDERSIGNED  HEREBY  APPOINTS  GAIL A. HANSON AND LAURA HLADE,  AND EACH OF
THEM,  AS  PROXIES,  EACH WITH THE POWER TO APPOINT HER  SUBSTITUTE,  AND HEREBY
AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO  TRUST
BALANCED FUND OF ALLEGHANY  FUNDS HELD OF RECORD BY THE UNDERSIGNED ON APRIL 19,
1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY
ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD,  YOU AUTHORIZE THE PROXIES
TO VOTE EACH PROPOSAL AS MARKED,  OR IF NOT MARKED TO VOTE "FOR" EACH  PROPOSAL,
AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE
THE  MEETING.  IF YOU DO NOT  INTEND TO  PERSONALLY  ATTEND THE  MEETING  PLEASE
COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED  ENVELOPE.  THE  UNDERSIGNED
HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                           Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                       indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                      registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                       as
                                                                      executors,
                                                                administrators,
                                                                     trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                          Signature(s) (Capacity, if applicable)




                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                      Alleghany/Chicago Trust Balanced Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted
FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|               WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.




2.       To approve or disapprove the proposed change to the investment objective of the Fund    FOR  |_| AGAINST |_| ABSTAIN   |_|
         (all Funds except the Alleghany/Chicago Trust Money Market Fund).

3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.





ALLEGHANY/CHICAGO TRUST BOND FUND                                                PROXY SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF ALLEGHANY FUNDS

THE  UNDERSIGNED  HEREBY  APPOINTS  GAIL A. HANSON AND LAURA HLADE,  AND EACH OF
THEM,  AS  PROXIES,  EACH WITH THE POWER TO APPOINT HER  SUBSTITUTE,  AND HEREBY
AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO  TRUST
BOND FUND OF  ALLEGHANY  FUNDS  HELD OF RECORD BY THE  UNDERSIGNED  ON APRIL 19,
1999, AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 1999 AND ANY
ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD,  YOU AUTHORIZE THE PROXIES
TO VOTE EACH PROPOSAL AS MARKED,  OR IF NOT MARKED TO VOTE "FOR" EACH  PROPOSAL,
AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE
THE  MEETING.  IF YOU DO NOT  INTEND TO  PERSONALLY  ATTEND THE  MEETING  PLEASE
COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED  ENVELOPE.  THE  UNDERSIGNED
HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                           Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                       indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                      registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                       as
                                                                      executors,
                                                                administrators,
                                                                       trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                          Signature(s) (Capacity, if applicable)




                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                        Alleghany/Chicago Trust Bond Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted
FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|               WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.




2.       To approve or disapprove the proposed change to the investment objective of the Fund       FOR  |_| GAINST  |_| ABSTAIN |_|
         (all Funds except the Alleghany/Chicago Trust Money Market Fund).

3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.






ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                                      PROXY SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF ALLEGHANY FUNDS

THE  UNDERSIGNED  HEREBY  APPOINTS  GAIL A. HANSON AND LAURA HLADE,  AND EACH OF
THEM,  AS  PROXIES,  EACH WITH THE POWER TO APPOINT HER  SUBSTITUTE,  AND HEREBY
AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO  TRUST
MUNICIPAL  BOND FUND OF  ALLEGHANY  FUNDS HELD OF RECORD BY THE  UNDERSIGNED  ON
APRIL 19, 1999, AT THE SPECIAL  MEETING OF  SHAREHOLDERS  TO BE HELD ON JUNE 17,
1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD,  YOU AUTHORIZE THE PROXIES
TO VOTE EACH PROPOSAL AS MARKED,  OR IF NOT MARKED TO VOTE "FOR" EACH  PROPOSAL,
AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE
THE  MEETING.  IF YOU DO NOT  INTEND TO  PERSONALLY  ATTEND THE  MEETING  PLEASE
COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED  ENVELOPE.  THE  UNDERSIGNED
HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                           Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                       indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                     registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                       as
                                                                      executors,
                                                                 administrators,
                                                                       trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                          Signature(s) (Capacity, if applicable)




                             Meeting of Shareholders
                   Alleghany/Chicago Trust Municipal Bond Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted
FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|              WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.




2.       To approve or disapprove the proposed change to the investment objective of the Fund  FOR  |_| AGAINST  |_|  ABSTAIN   |_|
         (all Funds except the Alleghany/Chicago Trust Money Market Fund).

3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.





ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                           PROXY SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF ALLEGHANY FUNDS

THE  UNDERSIGNED  HEREBY  APPOINTS  GAIL A. HANSON AND LAURA HLADE,  AND EACH OF
THEM,  AS  PROXIES,  EACH WITH THE POWER TO APPOINT HER  SUBSTITUTE,  AND HEREBY
AUTHORIZES THEM TO REPRESENT AND TO VOTE, ALL SHARES OF ALLEGHANY/CHICAGO  TRUST
SMALL CAP VALUE FUND OF  ALLEGHANY  FUNDS HELD OF RECORD BY THE  UNDERSIGNED  ON
APRIL 19, 1999, AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD
ON JUNE 17, 1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD,  YOU AUTHORIZE THE PROXIES
TO VOTE EACH PROPOSAL AS MARKED,  OR IF NOT MARKED TO VOTE "FOR" EACH  PROPOSAL,
AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE
THE  MEETING.  IF YOU DO NOT  INTEND TO  PERSONALLY  ATTEND THE  MEETING  PLEASE
COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED  ENVELOPE.  THE  UNDERSIGNED
HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                           Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                       indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                     registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                       as
                                                                     executors,
                                                                 administrators,
                                                                       trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                          Signature(s) (Capacity, if applicable)




                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                  Alleghany/Chicago Trust Small Cap Value Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted
FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|             WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.




2.       To approve or disapprove the proposed change to the investment objective of the Fund      FOR  |_| AGAINST  |_| ABSTAIN |_|
         (all Funds except the Alleghany/Chicago Trust Money Market Fund).

3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.






ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                                         PROXY SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF ALLEGHANY FUNDS

THE  UNDERSIGNED  HEREBY  APPOINTS  GAIL A. HANSON AND LAURA HLADE,  AND EACH OF
THEM,  AS  PROXIES,  EACH WITH THE POWER TO APPOINT HER  SUBSTITUTE,  AND HEREBY
AUTHORIZES  THEM TO  REPRESENT  AND TO VOTE,  ALL  SHARES  OF  ALLEGHANY/VEREDUS
AGGRESSIVE  GROWTH FUND OF ALLEGHANY  FUNDS HELD OF RECORD BY THE UNDERSIGNED ON
APRIL 19, 1999, AT THE SPECIAL  MEETING OF  SHAREHOLDERS  TO BE HELD ON JUNE 17,
1999 AND ANY ADJOURNMENTS THEREOF.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD,  YOU AUTHORIZE THE PROXIES
TO VOTE EACH PROPOSAL AS MARKED,  OR IF NOT MARKED TO VOTE "FOR" EACH  PROPOSAL,
AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE
THE  MEETING.  IF YOU DO NOT  INTEND TO  PERSONALLY  ATTEND THE  MEETING  PLEASE
COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED  ENVELOPE.  THE  UNDERSIGNED
HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                                                           Date

                                                                       Please
                                                                       sign name
                                                                       or  names
                                                                       as
                                                                       printed
                                                                       on  proxy
                                                                       to
                                                                       authorize
                                                                       the
                                                                       voting of
                                                                       your
                                                                       shares as
                                                                       indicated.
                                                                       Where
                                                                       shares
                                                                       are
                                                                     registered
                                                                       with
                                                                       joint
                                                                       owners
                                                                       all joint
                                                                       owners
                                                                       should
                                                                       sign.
                                                                       Persons
                                                                       signing
                                                                         as
                                                                      executors,
                                                                 administrators,
                                                                       trustees,
                                                                       etc.
                                                                       should so
                                                                       indicate.



                                     Signature(s) (Capacity, if applicable)




                                      PROXY
                                 ALLEGHANY FUNDS

            Special Meeting of Shareholders to be held June 17, 1999
                    Alleghany/Veredus Aggressive Growth Fund
                 171 North Clark Street, Chicago, Illinois 60601



This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. If no direction is made this proxy will be voted
FOR all proposals.

                   Please vote by filling in the box(es) below


1.       To consider and act upon the election of 4 additional Trustees of Alleghany Funds       FOR   |_|             WITHHELD|_|
         to serve until their successors are elected and qualified (all Funds).

                           Dorothea C. Gilliam                Robert B. Scherer
                  Robert A. Kushner         Denis Springer

Shareholders may withhold their vote for any nominee(s) by writing that nominee'(s) name(s) in the space provided below.




2.       To approve or disapprove the proposed change to the investment objective of the Fund    FOR  |_|  AGAINST  |_| ABSTAIN |_|
         (all Funds except the Alleghany/Chicago Trust Money Market Fund).

3. For the  following  Funds:  Alleghany/Chicago  Trust  Growth  & Income  Fund,
Alleghany/Chicago  Trust  Talon Fund,  Alleghany/Chicago  Trust  Balanced  Fund,
Alleghany/Chicago Trust Bond Fund, Alleghany/ Chicago Trust Municipal Bond Fund and Alleghany/Chicago Trust Money Market Fund.

         To approve or disapprove the existing investment advisory agreement between |_| |_| |_| Chicago Trust Company and the Fund listed on the front of this card.
